SHORT AND LONG-TERM DEBT - SCHEDULE OF NET INTEREST EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Interest expense	$ 104,232	$ 97,851	$ 93,520
Interest Costs Capitalized Adjustment	4,166	5,903	12,537
Loss on early extinguishment of debt (see Note 4)	0	0	28,326
Interest expense	100,066	91,948	109,309
Interest income	(1,784)	(1,805)	(3,536)
Interest expense, net	$ 98,282	$ 90,143	$ 105,773